Exhibit 10.3
Statement of Work
Contract ID Number:

Statement of Work (SOW) Cover Sheet

BANA SOW Number
Vendor SOW Number	Not applicable
BANA Master Agreement Number	CW1649578

Effective Date	Upon date of last Signature
Expiration Date	07-31-2025

Vendor Name	Cardlytics, Inc.
Vendor Contact Name	[***]
Vendor Contact Phone Number	[***]
Vendor Contact Email Address	[***]
Vendor Contact Mailing Address	675 Ponce de Leon Ave., Suite 6000, Atlanta, Georgia 30308

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.3
Statement of Work
Contract ID Number:

This Statement of Work (“SOW”) defines the scope of work to be accomplished by Cardlytics, Inc. (“Vendor”) under the terms and conditions of Bank of America Master Agreement Number
CW1649578 (“Agreement”), effective as of the Effective Date as stated above, by and between Bank of America, N.A. (“Company”) and Vendor. The tasks to be performed by Vendor are defined and an estimated schedule is provided. In addition, the responsibilities of Company are listed.

The following are incorporated in and made a part of this SOW:
APPENDIX A. Statement of Work Change Control Procedure
APPENDIX B. Statement of Work Change Order Form
APPENDIX C. Statement of Work Change Order Log
APPENDIX D. Vendor Reports and Data Fields

1.SOW Changes
Changes to this SOW will be processed in accordance with the procedure described in Appendix A. SOW Change Control Procedure.

2.Definition of Terms, Acronyms, and Abbreviations Used in this SOW
All capitalized terms used in this SOW not defined in this Section shall have the meanings set forth in the Sections of the Agreement in which they are defined. The meaning of the terms defined in this section shall apply only to this SOW and any Change Orders.
1.“Allowable Expenses” means, for any Measurement Period, the aggregate amount of expenses incurred for the following as approved by Company:
i. [***]
ii. [***]
iii. [***]
2.[***] “Company Referred Content Provider” means a Content Provider that Company referred to Vendor for the purpose of promoting Offers to Users with which Vendor has not had an active relationship or contract within the last [***] months, and which Vendor acknowledges shall serve as a Company Referred Content Provider for the purposes of this SOW.
3.“Content Provider” means a third party that provides Offers to Users, and which Company approves to present to Users, which may be (1) a merchant that desires to provide an Offer for their products or services via Vendor (e.g., a restaurant, a home-improvement store, a CPG brand), or (2) a third-party-content source or aggregator that allows Vendor to display the selected content via Vendor to Company. The Parties acknowledge that Company may engage with a merchant, third-party content source or aggregator that provides offers to Company outside of Vendor and the terms of this SOW. For clarity, any merchant is only considered a “Content Provider” for purposes of the specific offers or content that they provide through Vendor under the Service, and not for purposes of any other content (Offers, services, or products), that the same merchant provides to Company either directly or through any source other than Vendor.
4.“Financial Package” means Vendor provided monthly package detailing activity, payments and collections based on prior month and historical performance.
5.“Measurement Period” means a calendar month.
6.“Offer” means a deal tile that is provided by Vendor and presented to Company Users, and which may include market products, services, coupons, discount offers, and other marketing communications, including without limitation the new advertising campaigns from time to time developed by Vendor. While Offers are provided by Vendor, the Parties acknowledge that Company may source other Offers from third parties outside the terms of this SOW, and said Offers are not within the scope of this SOW. For clarity, any merchant is only considered a “Content Provider” for purposes of the specific offers or content that they provide through Vendor under the Service, and not for purposes of any other content (Offers, services, or products), that the same merchant provides to Company either directly or through any source other than Vendor.
7.“Privacy Partner” means a Company approved trusted third-party such as Equifax, Experian, and Acxiom/Live Ramp that anonymously connects Vendor IDs to IDs provided by other entities
8.“Receivables” means the aggregate amount of Total Revenue billed by Vendor to its Content Providers, net of any Revenue Adjustments, which remains uncollected as of any measurement date.
9.“Receivables Adjustment” means, for purposes of adjusting Total Revenue for the portion not collected by Vendor from its Content Providers, an adjustment calculated by subtracting (x) Receivables on the last day of the current Measurement Period from (y) Receivables on the last day of the preceding Measurement Period. If the Receivables Adjustment is positive, it shall be added to Total Revenue. If the Receivables Adjustment is negative, it will be subtracted from Total Revenue.
10.“Redemption Rate” means the number of Offers redeemed divided by the total number of Offers presented.
Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.3
Statement of Work
Contract ID Number:

11.“Revenue Adjustments” includes invoice credits granted by Vendor to its Content Providers for any of the following and shall be subtracted from Total Revenue: Fee discounts, rebates, adjustments, disputed fee invoices.
12.“Revenue Share Amount” means the amount as calculated below in the Service Payments section below.
13.“Revenue Share Percentage” means the applicable percentage as set forth in the Service Payments section below
14.“Reward Summary Offers” means Offers served in a summary format of all Offers available to the individual User.
15.“Rewards” means the economic value of rewards earned by Users.
16.“Term” shall mean the term of this SOW.
17.“Total Redemptions” means total number of redemptions in a calendar month.
18.“Total Revenue” means the aggregate amount of fees billed by Vendor as applicable to its Content Providers and actually collected during the Measurement Period for advertising, Offer placement, and any other activities directly related to the Service and directly identified with, or allocable to, Users; however, the following are not included in Total Revenue and are not to be any part of Revenue Share: (i) User Incentives, and (ii) any markup amounts or other sums charged or received by other third parties that are not collected by Vendor.
19.“User” means a Company account holder that is served an Offer from Vendor in a calendar month regardless of delivery channel.
20.“User Incentive” means the stated or calculated cash value earned by a User upon redemption of an Offer, based upon the value currency of the Offer, including cash, points, miles, or any other rewards currency offered by Company.
21.“User Incentive Adjustments” means, for any Measurement Period, the aggregate amount of the following:
i.Adjustments to User Incentives awarded in the current or any previous Measurement Period resulting from any of the following:
1.Correction of errors by Vendor in the calculation of any User Incentives.
2.Resolution of User disputes regarding determination of User Incentives.
3.Other adjustments to User Incentives mutually agreed to by Company and Vendor.
1.“User Incentive Amount” means (x) the aggregate amount of User Incentives for a Measurement Period (y) plus or minus, as the case may be, the User Incentive Adjustments.
2.“Vendor OPS” means the Vendor Offer Platform System installed on Company’s servers in Company’s data center.
3.“Vendor TMS” means the Vendor Targeted Marketing System which manages the matching, serving and redemption of Offers

3.Description and Scope of the Project
Service Overview: For purposes of this SOW, Vendor will offer the following services to Company (each a “Service” and collectively the “Services”) and will pay Company Revenue Share Amount on such Services as outlined in the Service Payments section:

i.On-Platform Services.
Vendor shall provide Offers via certain Company distribution channels, including Company online banking, mobile applications, and emails offered via Company channels, and in connection with these Offers shall provide analytics, assessments, consumer groupings, insights, market information reports or marketing services (in any such instance, from which individual consumer identities have been removed such that any information is not linked or reasonably linkable to any consumer or household, including via a device or other physical object that is capable of connecting to the Internet, directly or indirectly, or to another device) (“On-Platform Analytics”), to Content Providers incorporating Company data subject to the terms of this SOW and the Agreement (collectively, the “On-Platform Services”).

Additional Service Terms:

Vendor has developed Services that enable Company to target end-users of Company’s debit and credit cards. Activities of Vendor and Company pertaining to the promotion and operation of the Services shall include, but is not limited to, the standard offering of Vendor as it is from time to time revised and enhanced by Vendor, including without limitation those features and services detailed in this SOW and any agreements executed by both parties hereafter.

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.3
Statement of Work
Contract ID Number:

Vendor shall provide the Services with respect to Offers, including the development of advertising campaigns. Vendor shall be solely responsible for billing and collecting User Incentives and advertising fees from its Content Providers. User incentives and revenue share with respect to Content Providers shall be paid as described below in the Service Payments section.

During the Term, Vendor shall provide a dedicated team to Company consisting of a sufficient number of resources with the appropriate skill set to complete the work necessary to provide the Service. This team will be solely dedicated to Company and will not work on any other Vendor customer.

The Offers will be hosted by Company.

Company will have sole discretion over which Offers to display. Notwithstanding the foregoing, the Parties agree that Company will not have any right to change the specific content or copy within an Offer.

4.Out of Scope Activities for each Party
Intentionally Left Blank

5.SOW Term
This SOW shall be in effect from the Effective Date through the Expiration Date indicated on the cover page unless terminated earlier or extended under the terms of the Agreement.

6.Location of Work and Facilities
Intentionally Left Blank

7.Favorable Terms
During the Term the net economic value, where net economic value is calculated as [***], [***] will be [***]

8.Vendor Responsibilities
Responsibilities of Vendor are listed below.

Task Deliverables
Vendor shall provide the following deliverable(s) to Company:

Task Deliverable: Development of On-Platform Services for Vendor TMS

Vendor will develop the systems, technologies, relationships, and training to enable Company to electronically accept and process Offers through the Vendor TMS. This process will involve linking the Vendor TMS to Company and installing Vendor OPS on Company’s servers in Company’s data center.
Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.3
Statement of Work
Contract ID Number:

Task Deliverable: Vendor TMS Service Processes

Vendor will operate and manage the On-Platform Services to and for Company and its Content Providers, which Services will take the following form and also as may be further described in this and other schedules:
i.Vendor is responsible for the design, development, maintenance, and on-going enhancement of the Vendor TMS.
ii.Company acknowledges Vendor utilizes sales materials where Company marks are included in efforts to secure Content Providers. All materials that include Company marks must be pre-approved by Company. These materials may be approved in template form. Authorized templates are required to be approved at a minimum annually. Any changes to authorized templates must be approved in advance of use.
iii.Vendor will form relationships with its Content Providers and obtain and publish Offers available for Users to Company.
22.Vendor will develop [***] seasonal concepts throughout the year such as spring home improvement, back-to-school, and summer vacation planning
23.Vendor will provide real time messaging capabilities and enhance such capabilities to allow Company to deliver ‘missed reward’ notifications.
24.Subject to Company providing the relevant User identification information, Vendor will ensure a minimum amount of content is aspirational in nature for the relevant User segment as outlined below. Aspirational content means content from Content Providers that is reasonably considered to be desirable to the relevant customer segment (e.g., Brooks Brothers for Preferred or Office Depot for Small Business).

Customer Segment (as defined and updated by Company)	Minimum Aspirational Content
Preferred	[***]%
GWIM	[***]%
Small Business	[***]%

iv.Vendor will be solely responsible for setting ad pricing with its Content Providers pursuant to separate agreements between Vendor and its Content Providers that shall not be considered beneficiaries of this SOW.
v.Vendor will operate the Vendor TMS so that it enables its Content Providers to manage market campaigns. Vendor or Content Providers will build advertising campaigns that target Users with particular spend behaviors based on then-current Company Offer approval guidelines.
vi.Vendor will screen its Content Providers’ Offers to ensure that they meet Company media and message standards. Vendor will also conduct ongoing monitoring of its Content Providers for any developments that may result in reputational, regulatory, or other risks to Company or Company Users, and will take all necessary action to mitigate any such risks detected, including immediate notification to Company of the risk identified. Company will have the ability to control Content Provider advertising campaigns in the following manner:
25.Company can eliminate any Content Provider or category of Content Providers from placing Offers to Company. These exclusions will be identified by Company before launching the Vendor Service and will be excluded forever unless Company requests changes, additions, or deletions from the Content Provider exclusions.
26.Company will have access to a review queue where they can preview all Offers that are scheduled to be published to Company. Offers will be in the review queue until Company has approved such offers. Company will make reasonable efforts to approve or disapprove offers within [***] unless mutually agreed between Company and Vendor. Company has the right to veto any Content Provider or Offer for any reason. Publishing of Offers without Company approval shall be considered a breach of this SOW.
vii.Vendor will install and assist Company in operating the Vendor OPS that will be hosted with Company’s data center.
viii.Vendor will provide technology support to Company for problems arising solely out of the Vendor TMS.
ix.Vendor will provide dedicated client management support to Company.
x.Vendor will receive from Company and review and resolve relevant customer care tickets for customer payment inquiries.
xi.Vendor will provide integration work and training on the Vendor TMS as necessary for activities under this SOW.
xii.Vendor will continue to enhance the Vendor TMS to extend value to Company and create additional earnings for Company.

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.3
Statement of Work
Contract ID Number:

Task Deliverable: Process for Escalating Production Support Issues

Company will submit Production Support Issues through email to [***]. This email distribution group will be monitored [***]. Additionally, in the event of a Severity 1 or 2 issue, in addition to emailing, Company shall call Vendor’s production support line at 1[***].

It will be the responsibility of the active – on call member to acknowledge the Company’s request within the first [***] minutes.

The first responder will escalate the issue to the relative on-call technician (“On-Call Technician”) to begin troubleshooting the issue. The On-Call Technician will assign a severity level, as approved by Company, to the issue, and follow the below Service Level Agreement (“SLA”). If the below SLA elapses, the On-Call Technician will escalate to the next level following the below escalation chart.

The on-call technician will communicate to the party (or parties) on the original issue email following the below communication SLA. On-Call Technician will use all available resources in an attempt to resolve the issues.

Upon successful resolution of a Severity 1 or Severity 2 issue as confirmed by Company, the on-call technician will provide a follow-up email to the party (or parties) and any relative business units within Vendor, with a detailed description of the issue, what the identified root cause was, as outlined in the Production Issue Root Cause Analysis SLA within the SLA table.

Task Deliverable: Reports

Vendor shall provide Company reports in a manner approved by Company on the Company/Vendor Program that include but are not limited to the list below and the information set forth in APPENDIX D. Vendor Reports and Data Fields. The reports provided by Vendor to Company will be [***] Further, upon request by Company, Vendor shall provide Company with [***]. Any changes to the reporting content, schedule, or format must be pre-approved by Company in writing.

Task Deliverable: Offer Details
The parties shall work together to reach an agreed-upon plan regarding Company’s utilization of Offer details and targeting data for the Offers Vendor provides Company, so that Company can facilitate the presentation of Offers in personalized placements, by [***]. As part of this agreement, Company and Vendor shall mutually determine applicable technical and functional requirements, usage details, and other applicable matters.

Upon the delivery of the data, Company shall be solely authorized to use this data to facilitate the presentation of Offers in personalized placements and this data shall not be shared with any third parties. Any presentation of offers utilizing this data shall meet Vendor’s program and data requirements, such that Vendor can manage these Offers, and meet its obligations to Content Providers, in the same way that it manages Offers in connection with the On-Platform Services.

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.3
Statement of Work
Contract ID Number:

Service Level Agreement (SLA) & Liquidated Damages:

Customer Care SLA	Liquidated Damages
Vendor will resolve customer care cases in a Tier 2/Tier 3 environment. Company will be responsible for entering dispute data into the agreed upon system for submitting tickets. Vendor will confirm resolution of [***] ([***]%) of cases each month within [***] business days from initial case generation by Company.

If Vendor fails to resolve more than [***]percent ([***]%) of cases within [***]days in any month, Company shall be entitled to assess against Vendor, as liquidated damages, and not as a penalty, [***]

*If Company chooses to assess liquidated damages against Vendor in connection with this SLA or any other SLA in this SOW, Company shall notify Vendor in writing of its liquidated-damages assessment within [***] days of the purported occurrence, and any liquidated damages due shall be paid [***].

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.3
Statement of Work
Contract ID Number:

Offer Approval SLA	Liquidated Damages

All Offers and Offer changes (which for purposes of this SLA shall not include date extensions of Offers or placement changes) must be approved by Company prior to presentment to Company Users. Under no circumstances should Vendor Offers and Offer changes be presented to Company Users without Company approval.
Vendor shall provide a root-cause analysis and mitigation plan to correct Offer approval errors. In any month where Vendor fails to meet this SLA, Company shall be entitled to assess against Vendor, as liquidated damages, and not as penalty, [***].

Offer Quality SLA	Liquidated Damages
Vendor shall endeavor to provide customer facing Error-free Offers for the Services herein [***]% of the time each month and must notify Company when Errors are identified. For purposes of this SLA, an “Error” shall constitute a mistake received from Vendor that should have been corrected by Vendor prior to publishing to Users that falls into one of the following categories:
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

Vendor shall provide root-cause analysis and mitigation plan to correct Offer quality Errors and User impacts as contemplated by this SLA, if any. Any rewards expenses tied to the Offer quality error, as deemed by Company will be [***]. If Vendor fails to provide [***]in any month pursuant to the terms of this SLA, Company shall be entitled to assess against Vendor, as liquidated damages, and not as penalty, [***].

Near-Real-Time Messaging SLA	Liquidated Damages
Vendor agrees to ensure [***]% of all redemption-eligible transactions are recognized and provided at initial authorization for Company to send near real-time notifications to Users
Vendor shall provide root-cause analysis and mitigation plan to achieve [***]% and correct customer impacts, if any, at full expense to Vendor. If Vendor fails to meet this SLA in any month, Company shall be entitled to assess against Vendor, as liquidated damages, and not as a penalty, [***].

Production Issue Resolution SLA	Liquidated Damages:
Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.3
Statement of Work
Contract ID Number:

Severity Level 1 Definition: An event causing severe impact to Vendor’s ability to interact with Company
No workaround is available.
Services down or unusable: An error stops the Services from running, or so severely impacts production use of the Services that customer’s business operations are critically affected, and Company cannot reasonably continue work

Status Update Frequency: Vendor provides a Bridgeline and a status every [***] to Company

Target Service Restoration: Within [***]

Resolution: up to [***]days or longer if approved by Company

Severity Level 2 Definition: An event causing major impact to Vendor’s support of Company. This could involve severe impact to one or more functions. No workaround is available.
Functionality disabled: An error causes important features of the Service to be unavailable with no reasonable workaround and there is a serious impact on Company’s productivity, but production use of the Service is continuing, and Company can reasonably continue work using the Service.

Status Update Frequency: [***]to Company

Target Service Restoration: Within [***]

Resolution: up to [***] or longer if approved in writing by Company

Severity Level 3 Definition: An event causing moderate impact to Vendor’s ability to support Company. This could involve major impact to one or more business function. A workaround may be available.
Degraded operations: An error which causes important features of the application to be unavailable or to function other than as specified in the applicable documentation, but a workaround exists, or an error causes less significant features of the application to be unavailable or to function other than as specified in the applicable documentation, with no reasonable workaround.

Status Update Frequency: Vendor status update is communicated [***] to Company

Target Service Restoration: Workaround as soon as reasonable and practical in all the circumstances; but not to exceed [***]

Resolution: Fix for the error within the next
Maintenance release or as approved by Company

Severity Level 4 Definition: An event causing minor impact to Vendor’s ability to support Company, but potentially moderate impact on one or more individuals. A workaround may or may not exist.
Minor error: An error which does not affect essential use of the application, but which represents a deviation from the applicable documentation.

Status Update Frequency: Vendor status update is communicated [***] to Company

Target Service Restoration: Vendor workaround as soon as reasonable and practical in all the circumstances; but not to exceed [***]

Resolution: Vendor fix for the error within [***] or as approved by
Company

If Vendor fails to meet the Production Issue Resolution SLA as outlined in this SLA, Company shall be entitled to assess against Vendor, as liquidated damages, and not as a penalty the amounts stated herein [***].
Vendor restores a Sev 1 issue [***]–[***].
Vendor restores a Sev1 issue [***]–[***].
Vendor restores a Sev 2 issue [***]–[***].

SLAs with NO LIQUIDATED DAMAGES
General Merchant Cleaning SLA
For customer care cases requiring general merchant cleaning (where the cleaned merchant name is required to generate the appropriate redemption), Vendor will attempt to clean [***] percent ([***]%) of the merchant names within an average of [***] days of initial Company contact case generation

Financial Reporting
Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.3
Statement of Work
Contract ID Number:

Vendor shall supply financial reporting to Company with all details necessary to validate the metrics herein, by [***], as further detailed in this SOW. Vendor shall make all changes to the reporting reasonably requested by Company in a timely manner to allow for full Company reconciliation.  Vendor will provide back-up documentation and other support as necessary to validate any such reporting.

Uptime/Availability; Scheduled Maintenance; Performance
Uptime: Vendor will ensure that the TMS Service will be available to Company and their Users [***]% of the time in any given calendar month, exclusive of scheduled downtime; database maintenance, upgrades, or migrations; hardware maintenance or faults; or connectivity issues. This assumes that Company is maintaining the Vendor OPS installed in their environment per this SOW.

In the event of scheduled downtime, Vendor agrees to:
a)Provide Company with at least:
i.[***] prior written notice for Priority 3-4 Changes
ii.[***] prior written notice for Priority 2 Changes
iii.[***] notice for Priority 1 Changes
b)Schedule for off-peak hours
c)Ensure that such downtime does not exceed [***] at any one time; and does not exceed [***] in aggregate in any given month related to core Vendor OPS software. This will not include database maintenance, upgrades, or migrations, hardware maintenance or faults, or connectivity issues caused, by Company.
The Service availability calculation will exclude “scheduled downtime” which meets the foregoing criteria. The Company is responsible for calculating Uptime.

Production Issue Root Cause Analysis
Vendor will provide a written analysis of the problem provided within [***] days with the required information listed below.
Issue:  Brief description of the issue/event
Total Outage (if applicable): Include total outage (hours/minutes)
Start Date/Time: Start time of the incident & date
End Date/Time: End time of the incident & date
User Experience: What was experienced as a result of this issue?  What did the User/Company Associate see?
Customer Impact: How many Users were affected?
Technical Impacts:
Applications Impact:
Root Cause:  If the information is not available, state that it is still being investigated or that the information will be provided by a specific date.  Otherwise, describe the root cause
Short-Term Actions Taken:  Describe the steps that were taken to restore Service.
Next Steps:  Describe what steps will need to be taken and include any target dates that the action will be taken

Payments
Vendor shall be solely responsible for paying the User Incentives for its Offers, subject to the User Incentive Adjustments, to Company for payment to Users. [***]. The User Incentive will be paid to Company no later than [***] days from the last day of the calendar month following in which the incentive was earned by the Users. Vendor agrees to enforce the obligations of its Content Providers to pay any User Incentives provided in Offers from its Content Providers and the other fees and charges owed by that Content Provider. For avoidance of doubt, Vendor will have sole obligation [***].

The User Incentive Amount from Vendor Content Providers shall be payable by Vendor by wire transfer no later than [***] days from the last day of the calendar month in which the incentive was earned by the Users. Each payment shall be accompanied by a data file, in a format acceptable to Company, reconciled to the User Incentive Amount, reflecting the amount of User Incentives and User Incentive Adjustments to be applied to each User account.

Vendor will pay Revenue Share payments to Company no later than [***] days from the last day of the calendar month in which it was accrued.

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.3
Statement of Work
Contract ID Number:

Financial Package
For each month, by [***], Vendor will provide Company with a financial package detailing the amounts and supporting documentation for all activity for the preceding month as further detailed in APPENDIX D hereto (the “Financial Package”). Vendor shall make all changes to the reporting as reasonably requested by Company in a timely manner as requested. For the avoidance of doubt, the Financial Package shall be considered Confidential Information and Vendor shall not share any information from the Financial Package with a third party.

8. Disaster Recovery/Business Continuity
As stated in the Agreement

9. Company Responsibilities
Responsibilities of Company are listed below.

Company will:
•    Obtain any necessary information required for initial testing and integration.
•    Maintain Vendor OPS in the Company’s data center including physical installation, networking, web server configuration and security.
•    On a [***] basis, send to the Vendor OPS a list of transactions and account information for Users.
•    On a [***] basis, enable Vendor to provide Company with the amount of rewards earned by each User. Company will credit the rewards to each account.
•    On a [***] basis, enable Vendor to reimburse Company for the rewards earned by each User.
•    Perform the tasks required to display Offers to Users on electronic statements.
•    Ensure cardholder terms and conditions allow Company to offer the Vendor Service.
•    Provide Level 1 Customer support
•    Provide assistance and cooperation in the design and preparation of the product display and provide resources to enable the product design and look and feel in the website and computer system of Company operating the Service.
•    Provide the computers and other hardware that is determined to be appropriate for the operation of the Vendor TMS in the data centers of Company in accordance with the scope and specifications in the plan created and agreed to by Vendor and Company.
•    Provide the personnel, hardware and software resources required to support the operation of the Vendor OPS and Services, including without limitation technology and operations support, database management and customer support.

11. Redemption Control

Vendor shall protect against inaccurate redemptions by approving those with certain criteria. Vendor shall hold and review redemptions that meet any of the following:
1.Duplicates
a.REASON: To guard against technical issues. This flag is in place in case a customer loads a transaction file twice.
2.Statistical Deviation
a.REASON: Operations control to ensure campaigns are configured correctly.
3.High Priority
b.REASON: Operations control to ensure all redemptions are reviewed and investigated following the initial launch of a high priority/important campaign. This is an additional safeguard to guarantee Vendor delivers correct results from the campaigns.
i.Set at the discretion of the merchant services team based on priority of merchant relationship.

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.3
Statement of Work
Contract ID Number:

12. Service Payments
Vendor shall pay to Company a revenue share for Services during the Term of this Agreement. Vendor agrees to enforce the obligations of its Content Providers.

Source	Company Revenue Share Percentage	Vendor Revenue Share Percentage
From Vendor Content Providers From Company Referred Content Providers	[***]% [***]% + [***]% of Vendor total advertising fees from non-Company customers.	[***]% [***]%

Revenue Share Schedule: Vendor shall make commercially reasonable efforts to collect in a timely fashion all receivables that it is obligated to collect for its Offers. Regardless of when receivables are collected, they will be shared with the other party per the terms of this Agreement. Vendor is not obligated to pay any Revenue Share Amount with respect to a sum that Vendor has not collected and received. In the unlikely event that receivables are never collected, those sums will not be owed. For all Offers, uncollected receivables will be capped at [***]% of Total Revenues for any given Measurement Period.
Calculation of Revenue Share:
1.For each Measurement Period, the Revenue Share Amount due to Company shall be calculated as follows:
i.An amount equal to:
c.Total Revenues from the Services in Section 3. Description of Scope of Project,
d.minus total Revenue Adjustments
e.plus/minus the Receivables Adjustment
f.minus Company approved Allowable Expenses

ii.Multiplied by the applicable Revenue Share Percentage

2.Notwithstanding anything else in this Agreement, Vendor’s Revenue Share under this Agreement for any Measurement Period, will not fall below [***] percent ([***]%).

3.For the avoidance of doubt, all monetary amounts in this SOW are calculated on an accrual basis.
Performance Requirements: The Parties acknowledge that Vendor’s ability to meet its performance obligations under the Agreement is dependent on Company operational performance. The Parties agree to document such performance goals and meet regularly to discuss, update and resolve any concerns.

Portfolio Development Expenses
The Parties contemplate continuing user interface updates and annual projects related to the development of system and product improvements throughout the Term. As such, the Parties agree to reasonably cooperate and agree on finalizing such improvements and projects along with any corresponding Vendor funded development expenses.
13. Designated Contacts for Change Orders

The Designated Contacts for this SOW are listed below. If Vendor’s Designated Contact changes during the Term, Vendor shall notify Company immediately.

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.3
Statement of Work
Contract ID Number:

Designated Contacts

Bank of America, N.A.	Cardlytics, Inc.
Name:	Name:	[***]
Address:	Address:	675 Ponce de Leon Ave., Suite 6000, Atlanta, GA 30308
Phone:	Phone:	[***]
Fax:	Fax:	N/A
Email:	Email:	[***]

14. Invoicing Information

Vendor shall prepare the Financial Package as set forth in the Agreement and make payments as described in the Service Payments section of this Agreement.

15. Signatures
Vendor agrees to provide the Services described in this SOW provided Bank of America accepts this SOW, without modification, by signing in the space below.
Each Party agrees that the complete Agreement between us for these Services consists of 1) this SOW and 2) the Agreement.

Agreed to: Bank of America, N.A.	Agree to: Cardlytics, Inc.

/s/ W. Sam Griffin	/s/ Andy Christiansen
W. Sam Griffin	Andy Christiansen
Title: Procurement Specialist	Title: Cheif Financial Officer

APPENDIX A. Statement of Work Change Control Procedure

APPENDIX B. Statement of Work Change Order Form
APPENDIX C. Statement of Work Change Order Log
APPENDIX D. Vendor Reports and Data Fields

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.